SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Agreement") is made by and between (i) plaintiff to the shareholder action captioned *O'Connor v. Braun, et al.*, N.J. Super., Dkt. No. MER-C-00068-19 (the "Action"), William J. O'Connor, derivatively on behalf of Celsion Corporation and individually on behalf of himself and all other similarly situated stockholders of Celsion Corporation ("Plaintiff"); (ii) defendant-nominal defendant Celsion Corporation (as defined in Footnote 1, "Celsion" or the "Company")[1]; and (iii) defendants Donald P. Braun, Augustine Chow, Frederick Fritz, Robert W. Hooper, Alberto R. Martinez, Michael H. Tardugno, Andreas Voss, Khursheed Anwer, Nicholas Borys, Jeffrey W. Church, and Timothy Tumminello (collectively, the "Individual Defendants," and together with Celsion, "Defendants"), all of whom are current members of Celsion's Board of Directors and/or senior officers of Celsion. The Plaintiff and Defendants will be collectively referred to as the "Parties." This Agreement, subject to the approval of the Superior Court of New Jersey, Mercer County Chancery Division (the "Court"), is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Action and the Released Claims (as defined herein) and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth herein, and without any admission or concession as to the merits of any of the Parties' claims or defenses.

RECITALS

A. On September 19, 2019, Plaintiff filed the Action, purporting to assert claims derivatively on behalf of Celsion and on behalf of Plaintiff individually and similarly situated stockholders of Celsion.

B. On November 18, 2019, Defendants filed the Parties' Stipulation Extending Time to Respond to Plaintiff's Complaint Pursuant to Rule 4:6-1(c), extending Defendants' deadline to answer or move to dismiss the complaint until December 20, 2019. On December 19, 2019, the parties stipulated to extend Defendants' deadline to answer or move to dismiss the complaint until January 17, 2020. On January 17, 2020 and February 18, 2020, the parties submitted Consent Orders, collectively extending Defendants' deadline to answer or move to dismiss the complaint until March 3, 2020, which the Court entered. On March 3, 2020, Defendants filed a motion for enlargement of time to answer or move to dismiss the complaint until April 3, 2020, which deadline was extended through April 26, 2020 by the Supreme Court of New Jersey's March 27, 2020 Order related to the COVID-19 pandemic.

C. Plaintiff generally alleged or asserted in the Action that the Individual Defendants omitted material information and provided false and misleading information in Celsion's Schedule 14A Proxy Statement filed with the U.S. Securities and Exchange Commission on March 30, 2018, seeking stockholders' approval of the 2018 Stock Incentive Plan for the benefit of Celsion's directors and other insiders. Plaintiff asserted derivative breach of fiduciary duty and unjust enrichment claims and asserted direct class claims for equitable relief for breach of fiduciary duty

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[1] The term "Company" includes Celsion Corporation, any and all of its subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents.

and seeking declaratory judgment that the 2018 Stock Incentive Plan, and any awards made thereunder, are invalid. A class has not been certified in this Action.

D. In order to avoid the potentially protracted time, expense, and uncertainty of litigation, including possible trials and appeals, the Parties desire to end this dispute, to compromise and settle the Action in its entirety, and to set forth in this Agreement the terms and conditions of their compromise and settlement.

E. Plaintiff believes that the claims asserted in the Action have merit and Plaintiff is agreeing to settle the Action because he believes that the Agreement represents a reasonable compromise of the claims that will provide benefits to Celsion and its shareholders.

F. The Parties acknowledge and recognize that this Agreement in no way constitutes an admission of wrongdoing on the part of the Defendants, nor an admission of liability or obligation by any of the Defendants, nor a waiver by the Defendants of any applicable defense. The Defendants deny each and every claim and contention alleged by Plaintiff in the Action and affirm that they have acted properly, lawfully, and in full accord with their fiduciary duties at all times. Further, Defendants deny all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to Celsion or its shareholders, or any wrongdoing whatsoever. Had the terms of this Agreement not been reached, Defendants would have continued to contest vigorously Plaintiff's allegations, and Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. Defendants are entering into the Agreement for settlement purposes only and solely to avoid the cost and disruption of further litigation.

TERMS AND CONDITIONS

In consideration of the matters discussed in the Recitals, Plaintiff, derivatively on behalf of Celsion and individually on behalf of himself and all similarly situated stockholders of Celsion, and Defendants, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the benefits flowing to the Parties hereto, the Action and all of the Released Claims (as defined below) shall be fully, finally, and forever satisfied, compromised, settled, released, discharged, and dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows:

1. Stock Option Repricing and Corporate Governance Measures. Plaintiff agrees that the Stock Option Repricing and Corporate Governance Measures, as set forth in Appendix A to this Agreement, are sufficient to fairly and fully resolve the allegations of the Action.

2. Procedure for Implementing the Settlement. Promptly after the Parties' execution of this Agreement and completion of confirmatory discovery as set forth in Section 8, below, the Plaintiff shall submit this Agreement, together with its Appendices A and B, to the Court for approval of the settlement pursuant to Local Rules 4:32-2(e) and 4:32-3. Pending the Court's determination

as to approval of the settlement, Plaintiff and any current Celsion stockholders, directly or derivatively on behalf of Celsion, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims (as defined in Paragraph 4.a below) against any of the Released Persons (as defined in Paragraph 5 below) in any court or tribunal.

3. Notice to Celsion Shareholders. Within the time frame directed by the Court, Defendants will cause the form of Notice, attached hereto as Appendix B, together with this Agreement, to be posted by Celsion on the investor relations portion of the Company's corporate website and filed with the Securities and Exchange Commission on Form 8-K. The Parties believe the content of the Notice and the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to Celsion stockholders pursuant to applicable law and due process. Plaintiff's Counsel[2] shall request that the Court hold a settlement hearing at least forty-five (45) calendar days after the deadline to provide notice to Celsion shareholders.

4. Release by Plaintiff, Celsion and Celsion Shareholders. Once the Court's entry of judgment approving the Agreement and dismissing the Action with prejudice (the "Judgment") becomes Final,[3] Plaintiff, Celsion, and each of Celsion's current and former stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons (as defined in Paragraph 5 below). Plaintiff, Celsion, and each of Celsion's current and former stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Agreement and/or the Judgment entered pursuant thereto.

a. Released Claims. "Released Claims" includes any and all claims, rights, remedies, demands, suits, or causes of action of any kind or character whatsoever, whether arising under federal, state, local, common or statutory law, contract, tort or other rights, at law or in equity, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, whether known or Unknown (as defined in Paragraph 4.b below), that (i) were asserted or could have been asserted either

[2] "Plaintiff's Counsel means the law firms of Purcell Julie & Lefkowitz LLP and Stark & Stark, P.C.

[3] "Final" means the time when an order or judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process (including potential writ proceedings) or because of passage, without action, of time for seeking appellate or writ review. More specifically, it is that situation when (1) either no appeal or petition for review by writ has been filed and the time has passed for any notice of appeal or writ petition to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has either affirmed the order or judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review, and that court has either affirmed the underlying order or judgment or affirmed the court of appeals' decision affirming the order or judgment or dismissing the appeal or writ proceeding.

directly or derivatively in the Action; (ii) would have been barred by *res judicata* had the Action been fully litigated to final judgment; or (iii) that could have been, or could in the future be, asserted directly or derivatively in any forum or proceeding or otherwise against any of the Released Persons that concern, arise out of, or relate to, directly or indirectly, the actions, allegations, transactions, facts, occurrences, representations, statements, or omissions alleged, involved, set forth, or referred to in the complaint in the Action including, but not limited to, claims for breach of fiduciary duty, unjust enrichment, abuse of control, mismanagement, gross mismanagement, waste of corporate assets, misappropriation of information, insider trading, violations of Section 14(a) of the Securities and Exchange Act of 1934, contribution and indemnification, money damages, disgorgement, any and all demands, actions, damages, claims, rights or causes of action, or liabilities whatsoever, *provided that* Released Claims shall not include claims to enforce the terms of this Agreement.

b. Unknown Claims. With respect to any and all Released Claims, Plaintiff and Celsion stipulate and agree that, upon the Judgment becoming Final, they shall expressly waive, and every Celsion shareholder shall be deemed to have, and by operation of the Final Judgment shall have, expressly waived the provisions, rights and benefits of § 1542 of the California Civil code (or any similar, comparable, or equivalent provision) which provides:

> **A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.**

Plaintiff, Celsion, and every Celsion shareholder may hereafter discover facts in addition to or different from those that he, she or it now knows or believes to be true with respect to the subject matter of this release, but it is their intention to fully and finally settle and release any and all claims released hereby, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to subsequent discovery or existence of such additional or different facts. "Unknown Claims" means any Released Claims which Plaintiff, Celsion or any Celsion Shareholder (either directly or claiming in the right of, or on behalf of, Celsion) does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. Unknown Claims include those claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. Plaintiff and Celsion acknowledge, and every Celsion shareholder shall be deemed by operation of the Final Judgment to have acknowledged, that the release of Unknown Claims was separately bargained for, constitutes separate consideration for, and was a key element of the Agreement and was relied upon by Defendants in entering into the Agreement.

Plaintiff shall not pursue, authorize or permit anyone on his behalf or claiming by or through him to pursue, the Released Claims in any way in any court or other forum. Plaintiff warrants that he has not filed and, to the best of his knowledge, there is not pending with any governmental agency, any state or federal court or other forum, any other claims, complaints, charges, or lawsuits of any kind against Defendants relating to the Released Claims, and agrees that he will not make any filings with any court or other body or agency at any time hereafter for any matter, claim or

incident, known or unknown, which occurred or arose out of occurrences described in the Action or which relate to the Released Claims. Plaintiff represents and warrants that the Released Claims have not been assigned, transferred, or disposed of in fact, by operation of law or in any manner whatsoever, whether in whole or in part, and that Plaintiff has the full right and power to grant, execute and deliver the full and complete releases, undertakings, and agreements herein contained.

5. Released Persons. Released Persons means, collectively, each and all of the Defendants and each and all of their respective past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any person, and each of their respective predecessors, successors, and assigns.

6. No Assignment of Claims. Plaintiff represents and warrants that he has not assigned, transferred or purported to assign or transfer to any other person any Released Claims.

7. Covenant Not to Bring Claims. Plaintiff covenants and agrees that he shall not file any type of claim, action, cause of action or report in connection with any Released Claim.

8. Due Diligence; Conditions of the Settlement. Celsion and the Defendants will provide Plaintiff with reasonable, mutually agreeable discovery solely for the purpose of allowing Plaintiff to determine that the settlement is fair, reasonable, and adequate. If Plaintiff does not confirm that the settlement is fair, reasonable, and adequate, Plaintiff's Counsel will notify Celsion and the Defendants through their counsel within five days of completing confirmatory discovery, at which point the settlement and this Agreement shall become null and void, and the parties will be returned to their respective positions as of April 3, 2020.

9. Termination of Agreement. Each of the Parties shall have the right to terminate the settlement Agreement by providing written notice of their election to do so to all other Parties within twenty (20) calendar days of the date on which: (i) the Court refuses to approve this Agreement, or the terms contained herein, in any material respect; (ii) the Judgment is reversed or substantially modified on appeal, reconsideration, or otherwise; except that such termination shall not be effective unless and until the terminating Party has, within twenty (20) calendar days of the date on which notice of the termination event has been provided to all other Parties and attempted in good faith to confer with the other Parties to attempt to remedy the issue. In the event that the Agreement is not approved by the Court, or the Agreement is terminated for any of the reasons above, the Parties shall be restored to their respective positions as of April 3, 2020, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any of the Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding.

10. Acknowledgments. In executing this Agreement, each of the Parties acknowledges, represents, warrants, and confirms to each other Party: that he/it has carefully read and does understand the effect of this Agreement; that he/it has the authority to enter into this Agreement; that in executing this Agreement, no Party has relied upon any representation, understanding, or agreement not expressly set forth herein; and that this Agreement is executed as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity. The terms of this Agreement are contractual and not merely recitals and the agreements herein contained and the consideration transferred is to compromise the referenced claims and to avoid litigation. Further, the Parties agree that the terms of the Agreement were negotiated in good faith and at arm's-length by the Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel.

11. No Admission of Liability. This Agreement is a compromise of disputed claims. Whether or not the Agreement is approved by the Court, and whether or not the Agreement is consummated, the fact and terms of this Agreement, including any exhibits attached hereto, all proceedings in connection with the Agreement, and any act performed or document executed pursuant to or in furtherance of the Agreement: (a) shall not be offered, received, or used in any way against the Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Parties with respect to the truth of any fact alleged by Plaintiff or the validity, or lack thereof, of any claim that has been or could have been asserted in the Action or in any litigation, or the deficiency, infirmity, or validity of any defense that has been or could have been asserted in the Action or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person, or against Plaintiff as evidence of any infirmity in his claims; (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal.

Neither this Agreement nor the settlement, nor any act performed or document executed pursuant to or in furtherance of this Agreement or the settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Agreement; provided, however, that the Released Persons may refer to the settlement, and file the Agreement and/or the Judgment of the Court, in any action that may be brought against them to effectuate the liability protections granted them hereunder, including, without limitation, to support a defense or claim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law.

12. Non-Disparagement. Plaintiff and Plaintiff's Counsel shall not make any public statements or statements to the media (whether or not for attribution) that disparage Defendants' business, conduct, or reputation, or that of their counsel. Celsion and Defendants, and their counsel, shall

not make any public statements or statements to the media (whether or not for attribution) that disparage Plaintiff or Plaintiff's Counsel.

13. Attorneys' Fees and Costs. In recognition of the institution, prosecution, pendency, and settlement of the Action, Defendants agree to pay Plaintiff's Counsel's attorneys' fees and expenses in the amount of $187,500 (the "Fee and Expense Award"), which shall include a $1,000 award to Plaintiff (the "Incentive Award") to be deducted from the total Fee and Expense Award, subject to the Court's approval. Such Fee and Expense Award shall cover all fees and expenses for all Plaintiff's Counsel in the Action. To the extent awarded by the Court, Defendants shall pay the Fee and Expense Award within fifteen (15) business days of the latest of (a) entry of the Fee and Expense Award; (b) entry of the Judgment; and (c) provision of complete and accurate payment instructions and Forms W-9 by Plaintiff's Counsel to Defendants' counsel. The Fee and Expense Award shall be paid into an interest-bearing escrow account to be established and maintained by Purcell Julie & Lefkowitz LLP and shall be released to Plaintiff's Counsel from the escrow account only after the Judgment approving the settlement of the Action has become Final. Defendants and Defendants' counsel have shall have no responsibility for, nor bear any risk or liability with respect to, the escrow account, its operation, and any taxes or expenses incurred in connection with the escrow account. Plaintiff's Counsel shall be solely responsible for any administrative costs associated with the escrow account as well as the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate. Payment of the Fee and Expense Award in the amount approved by the Court shall constitute final and complete payment for Plaintiff's Counsel's attorneys' fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of claims alleged therein, and for the Incentive Award to Plaintiff.

14. Complete Agreement. This Agreement and its Appendices A and B, which are fully incorporated herein by reference, contain the complete agreement between the Parties regarding the final resolution of all matters discussed herein. This Agreement supersedes all prior understandings between the Parties concerning such disputes, and there are no contemporaneous written or oral agreements or representations between the Parties concerning such disputes, except as are expressly stated herein. This Agreement may not be altered or modified except by written instrument executed by Plaintiff and Defendants. The headings in the Agreement and its exhibits are used for the purpose of convenience only and are not meant to have legal effect.

15. Standing. Plaintiff hereby warrants that he has standing to pursue derivative claims against the Individual Defendants.

16. Choice of Law. This Agreement shall be governed by, construed and enforced in accordance with, and subject to, the laws of the state of New Jersey without reference to New Jersey's conflicts of laws principles.

17. Jurisdiction. The Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Agreement.

18. Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another shall be in writing and delivered by e-mail and overnight (excluding Saturday and Sunday) delivery service as follows:

To Defendants:

Celsion Corporation
977 Lenox Drive, Suite 100
Attention: Jeffrey Church

With a copy to (which shall not constitute notice):

Deborah S. Birnbach
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210

To Plaintiff:

William J. O'Connor
c/o Steven J. Purcell
Purcell Julie & Lefkowitz LLP
708 Third Avenue, 6th Floor
New York, New York 10017
Email: spurcell@pjlfirm.com

19. Rules of Construction. This Agreement has been negotiated and drafted by all of the Parties and their representatives. No rule of construction shall apply to this Agreement construing its provisions in favor of or against any Party.

20. Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one instrument.

21. Further Assurances. Subject to the other provisions of this Agreement, the Parties agree that they will cooperate fully in the preparation, execution, acknowledgment, delivery and filing of any agreements, instruments, or documents necessary to carry out and complete this settlement.

22. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other parts and/or paragraphs shall remain fully valid and enforceable. Should any provisions of this Agreement be determined by any court, arbitrator or administrative body to be invalid, the validity of the remaining provisions is not affected thereby and the invalidated part shall be deemed not a part of this Agreement. Any court or administrative body shall construe and interpret this Agreement as enforceable to the fullest extent available under applicable law.

23. Authority. Each Counsel or other person executing the Agreement on behalf of any Party hereby warrants that such person has the full authority to do so. The Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties.

24. Amendment or Modification. The Agreement may be amended or modified only by a written instrument signed by or on behalf of all the Parties or their respective successors-in-interest. After prior notice to the Court, but without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of this Agreement.

25. Privilege and Confidentiality. Nothing in this Agreement, or the negotiations or proceedings relating to the Agreement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants' privilege, or work product immunity; further, all information and documents transmitted between Plaintiff's Counsel and Defendants' counsel in connection with the settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with Rule 408 of the Federal Rules of Evidence, and its state counterparts, as if such Rule applied in all respects in any such proceeding or forum.

26. Waiver. Except as specifically provided herein, the failure on the part of any Party to promptly enforce any right under this Agreement shall not operate as a waiver of such right, and the waiver of any default shall not constitute a waiver of any subsequent or other default.

SIGNATURE PAGE BELOW

EXECUTED on the date indicated below by the Parties:

PURCELL JULIE & LEFKOWITZ LLP

____
Steven Purcell
708 Third Avenue, 6th Floor
New York, New York 10017
T: 212-840-6300
F: 212-725-0270
Email: spurcell@pjlfirm.com

Counsel to Plaintiff

Date: April __, 2020

STARK & STARK, P.C.

Martin P. Schrama
Martin P. Schrama
993 Lenox Drive, Building 2
Lawrenceville, NJ 08648
T: 609-895-7334
F: 609-895-7395
Email: mschrama@stark-stark.com

Counsel to Plaintiff

Date: April 28, 2020

GOODWIN PROCTER LLP

____
Deborah S. Birnbach
Katherine G. McKenney
100 Northern Avenue
Boston, MA 02210
Telephone: (617) 570-1000
Facsimile: (617) 523-1231
Email: dbirnbach@goodwinlaw.com
kmckenney@goodwinlaw.com

Counsel for Defendants

Date: April 24, 2020

EXECUTED on the date indicated below by the Parties:

PURCELL JULIE & LEFKOWITZ LLP

____
Steven Purcell
708 Third Avenue, 6th Floor
New York, New York 10017
T: 212-840-6300
F: 212-725-0270
Email: spurcell@pjlfirm.com

Counsel to Plaintiff

Date: April 27, 2020

STARK & STARK, P.C.

____
Martin P. Schrama
993 Lenox Drive, Building 2
Lawrenceville, NJ 08648
T: 609-895-7334
F: 609-895-7395
Email: mschrama@stark-stark.com

Counsel to Plaintiff

Date: April __, 2020

GOODWIN PROCTER LLP

____
Deborah S. Birnbach
Katherine G. McKenney
100 Northern Avenue
Boston, MA 02210
Telephone: (617) 570-1000
Facsimile: (617) 523-1231
Email: dbirnbach@goodwinlaw.com
kmckenney@goodwinlaw.com

Counsel for Defendants

Date: April 24, 2020

APPENDIX A: STOCK OPTION REPRICING AND CORPORATE GOVERNANCE MEASURES

(1) As soon as is practicable after the execution of the Settlement Agreement and Release (the "Agreement"), but no later than 30 days after the settlement becomes Final as defined in the Agreement, Celsion's Board of Directors (the "Board") shall approve the repricing of the stock options granted on February 12, 2018, to the Company's executive officers and non-employee directors who are named Defendants in the Action[1] from $2.22 per share to $2.58 per share, the closing price of Celsion's common stock on May 16, 2018.

(2) Every two years, commencing in the calendar year after the Court's approval of the settlement, the Compensation Committee of the Board shall select and retain an independent compensation consultant to compare the Company's executive and non-employee director compensation levels, policies, practices, and procedures to a set of peer companies selected by the Compensation Committee with input from the independent consultant. The independent consultant will prepare and submit to the Compensation Committee a report on this comparative study and its recommendations relating to executive and non-employee director compensation. The independent consultant will also present to the Compensation Committee about recent developments and changes to best practices, if any, concerning executive and non-employee director compensation.

(3) The stock compensation package for executive officers and non-employee directors determined by the Compensation Committee shall be presented to the Board for ratification following the receipt of the report identified in (2) above.

(4) The Company shall (a) file a Form 8-K with the U.S. Securities and Exchange Commission (the "SEC") within four business days following shareholder approval at the Annual Shareholder Meeting of any new stock incentive plan recommended by the Board; and (b) disclose in its Annual Proxy Statements the Board's approval of changes to the Company's annual executive and non-employee director compensation package, including any awards of equity compensation to executives and non-employee directors that are contingent on stockholder approval. The Annual Proxy shall disclose the action taken by the Board and its rationale for approving such action. If the action is contingent on stockholder approval, the Annual Proxy shall so indicate.

(5) When seeking stockholder approval of a new equity plan or the amendment of an existing equity plan, the Annual Proxy shall disclose any awards that have been

[1] All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Agreement.

previously granted that are contingent on stockholder approval of such new plan or amendment.

(6) Equity awards made to non-employee directors shall be granted in different Board (or committee) meeting(s) than equity awards to executive officers. Additionally, any final deliberations or voting on the compensation of non-employee directors (including any changes to the annual compensation package) shall be made at a different Board (or committee) meeting than any final deliberations or voting on the compensation of executive officers (including any changes to the annual compensation package).

Celsion shall adopt and implement the governance reforms set forth above for a period of two years following the Court's approval of the settlement of this Action. Subsequently, Celsion, the Board, and Compensation Committee may exercise discretion in deciding whether to continue any of the aforementioned practices or procedures, provided that the Company shall publicly disclose in a proxy or other filing with the SEC the discontinuation or material modification of any of the above procedures to the extent such procedures were previously adopted and disclosed.

APPENDIX B – FORM OF NOTICE

WILLIAM J. O'CONNOR, derivatively on behalf of CELSION CORPORATION and individually and on behalf of himself and all other similarly situated shareholders of CELSION CORPORATION, Plaintiff, v. DONALD P. BRAUN, AUGUSTINE CHOW, FREDERICK J. FRITZ, ROBERT W. HOOPER, ALBERTO R. MARTINEZ, MICHAEL H. TARDUGNO, ANDREAS VOSS, KHURSHEED ANWER, NICHOLAS BORYS, JEFFREY W. CHURCH, and TIMOTHY TUMMINELLO, Defendants, and CELSION CORPORATION, Defendant-Nominal Defendant.	SUPERIOR COURT OF NEW JERSEY MERCER COUNTY CHANCERY DIVISION, GENERAL EQUITY DOCKET NO.: MER-C-00068-19 **CIVIL ACTION**

NOTICE TO SHAREHOLDERS OF CELSION CORPORATION

On April 24, 2020, Celsion Corporation ("Celsion" or the "Company") entered into a Settlement Agreement and Release (the "Agreement") in the above-captioned shareholder Action, pending in the Superior Court of New Jersey, Mercer Count Chancery Division. The shareholder action included claims filed by the shareholder individually and on behalf of similarly situated individuals against the Company and its directors, as well as derivative claims filed by the shareholder on behalf of the Company, against certain directors and officers of the Company and against the Company as a nominal defendant. A class has not been certified in the Action. The Agreement and the settlement contemplated therein (the "Settlement"), subject to the approval of the Court, is intended by the Parties[1] to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth in the Agreement. The proposed Settlement requires the Company to reprice certain stock options and to adopt certain additional corporate governance measures and procedures, both as outlined in Appendix A to the Agreement, subject to Court approval.

Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, and expressly denying all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action, Defendants have concluded that it is

[1] All capitalized terms used in this Notice, unless otherwise defined herein, are defined as set forth in the Agreement.

desirable that the claims be settled on the terms and subject to the conditions set forth in the Agreement. Defendants are entering into the Agreement for settlement purposes only and solely to avoid the cost and disruption of further litigation.

This Notice is a summary only and does not describe all of the details of the Agreement. For full details of the matters discussed in this summary, please see the full Agreement posted here [link to Agreement with Appendices A-B], contact Plaintiff's Counsel at the address listed below, or inspect the Agreement filed with the Clerk of the Court.

The Court will hold a hearing (the "Settlement Hearing") on _________, 2020 at ___ a.m./p.m. before the Honorable Robert T. Lougy of the Superior of New Jersey, Mercer County Chancery Division, Mercer County Civil Courthouse, 175 South Broad Street, Trenton, NJ 08650, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Judgment should be entered dismissing all claims in the Action with prejudice and releasing the Released Claims against the Released Persons; and (iv) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Celsion shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Agreement may file an objection. An objector must no later than twenty-one (21) days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of Celsion common stock through the date of the Settlement Hearing, including the number of shares of Celsion common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the shareholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if a current Celsion shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below counsel: (a) a written notice of such shareholder's intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

The objector must file such objections and supporting documentation with the Clerk's Office, Mercer County Civil Courthouse, 175 South Broad Street, P.O. Box 8068, Trenton, NJ 08650, not later than twenty-one (21) days prior to the Settlement Hearing, and, by the same date, copies of all such papers must also be received by each of the following persons:

APPENDIX B – FORM OF NOTICE

Counsel for Plaintiff:

Steven J. Purcell
Purcell Julie & Lefkowitz LLP
708 Third Avenue, 6th Floor
New York, New York 10017
Email: spurcell@pjlfirm.com

Counsel for Defendants:

Deborah S. Birnbach, Esq.
GOODWIN PROCTER LLP
100 Northern Avenue
Boston, MA 02210
Email: dbirnbach@goodwinlaw.com

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) days before the Settlement Hearing. Any Celsion shareholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in opposition or response to objections shall be filed with the Court no later than seven (7) days before the Settlement Hearing.

Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Settlement Hearing either in person or through counsel retained at the objector's expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a current holder of Celsion common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.